Exhibit 10.2

NEW LENDER JOINDER AGREEMENT

This NEW LENDER JOINDER AGREEMENT (this “Agreement”) is entered into as of August 6, 2026, by and among FNLR OP LP, a Delaware limited partnership (the “Parent Borrower”), certain Wholly Owned Foreign Subsidiaries of the Parent Borrower party hereto (collectively with the Parent Borrower, the “Borrowers” and each individually, a “Borrower”), FORTRESS NET LEASE REIT, a Maryland statutory trust (the “Parent”), certain subsidiaries of the Parent party hereto (collectively with the Parent, the “Guarantors” and each individually, a “Guarantor”), SUMITOMO MITSUI TRUST BANK, LIMITED, NEW YORK BRANCH, a Japanese banking corporation (the “New Lender”) and acknowledged and consented to by BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and as the sole L/C Issuer under the Credit Agreement referred to below.

WITNESSETH

WHEREAS, the Borrowers, the Guarantors, the Lenders from time to time party thereto, the L/C Issuers from time to time party thereto, and the Administrative Agent are party to a Credit Agreement, dated as of August 13, 2024 (as amended, supplemented or otherwise modified from time to time, including by this Agreement, the “Credit Agreement”), providing to the Borrowers a Revolving Credit Facility and Term Facility on the terms set forth therein;

WHEREAS, pursuant to Section 2.15 of the Credit Agreement the Parent Borrower has the right to request an increase in the aggregate principal amount of the Facilities to an amount not exceeding the Dollar Equivalent of $2,500,000,000 through one or more increases in the existing Revolving Credit Facility and/or increases in the principal amount of the Term Facility and/or the addition of one or more new pari passu tranches of term loans;

WHEREAS, the Parent Borrower has requested to increase the Aggregate Facility Amount from the Dollar Equivalent of $1,900,000,000 to the Dollar Equivalent of $1,950,000,000 through (i) an increase in the Revolving Credit Facility from the Dollar Equivalent of $1,545,000,000 to the Dollar Equivalent of $1,585,000,000 in the form of additional Dollar Tranche Commitments (the “Incremental Revolving Increase”) and (ii) an increase in the Term Facility from $355,000,000 to $365,000,000 (the “Incremental Term Increase”; the Incremental Revolving Increase and the Incremental Term Increase referred to herein collectively as the “Incremental Facilities”); and

WHEREAS, subject to the terms and conditions set forth herein and in Section 2.15 of the Credit Agreement, the New Lender is willing to participate in the Incremental Revolving Increase by providing a Revolving Credit Commitment (in the form of a Dollar Tranche Commitment) in the amount of $40,000,000, and to participate in the Incremental Term Increase by providing a Term Commitment in the amount of $10,000,000.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.
Defined Terms. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
2.
Incremental Facilities. The New Lender hereby agrees that from and after the Increase Effective Date (defined below), it shall have a Dollar Tranche Commitment, a Revolving Credit Commitment, a Term Commitment, and an aggregate Commitment in the amount set forth opposite its name under the captions “Dollar Tranche Commitment”, “Revolving Credit Commitment”, “Term Commitment”, and “Aggregate Commitment”, respectively, in each case, on Annex I hereto. For the avoidance of doubt, the New Lender shall not have any Multicurrency A Tranche Commitment, Multicurrency B Tranche Commitment or Multicurrency C Tranche Commitment. Upon this Agreement becoming effective, Schedule 2.01A to the Credit Agreement shall be deemed to have been amended and restated in its entirety in the form attached hereto as Annex I. The Loan Parties and the New Lender hereby acknowledge, agree and confirm that the New Lender shall from and after the Increase Effective Date be a party to the Credit Agreement and a “Lender” for all purposes of the Credit Agreement and the other Loan Documents, and shall have all of the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents as if the New Lender had executed the Credit Agreement. The New Lender hereby agrees to make a Term Loan to the Parent Borrower on the Increase Effective Date in an amount equal to its Term Commitment in accordance with the conditions and procedures set forth in Sections 2.02 and 4.02 of the Credit Agreement.
3.
Representations and Warranties of New Lender. The New Lender (i) represents and warrants that it (x) meets the requirements to be an Eligible Assignee (subject to such consents, if any, as may be required under Section 10.06(b)(iii) of the Credit Agreement), (y) has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01(a) or (b) of the Credit Agreement, as applicable, and such documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Agreement, and (z) has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement; and (ii) agrees that it will (x) independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents and (y) perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
4.
Conditions Precedent. This Agreement shall be deemed effective as of the first date (such date being referred to herein as the “Increase Effective Date”) on which all of the following conditions precedent have been satisfied or waived in writing:
(a)
The Administrative Agent shall have received, in each case, in form and substance reasonably satisfactory to the Administrative Agent:
i.
counterparts of this Agreement, duly executed by each of the Loan Parties, the New Lender, the L/C Issuer and the Administrative Agent;

ii.
if requested by the New Lender, executed copies of a Revolving Credit Note and/or a Term Note, as applicable, in favor of the New Lender (which, to the extent delivered via e-mail (in a .pdf format), shall be followed promptly by originals); and
iii.
a certificate of the Parent Borrower dated as of the Increase Effective Date signed by a Responsible Officer of the Parent Borrower (x) attaching the resolutions adopted by each Loan Party approving or consenting to an increase in the aggregate principal amount of all commitments and outstanding loans under the Credit Agreement to an amount at least equal to the Aggregate Facility Amount that will be in effect after giving effect to the Incremental Facilities and certifying that, as of the Increase Effective Date, such resolutions are and remain in full force and effect and have not been modified, rescinded or superseded since the date of adoption, and (y) certifying that, before and after giving pro forma effect to the Incremental Facilities (including, all Credit Extensions to occur on the Increase Effective Date and the use of proceeds thereof), (1) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects (or, (A) with respect to representations and warranties set forth in Sections 5.15(b) and 5.19 of the Credit Agreement and (B) representations and warranties qualified as to materiality or Material Adverse Effect, true and correct in all respects) on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that for purposes hereof, the representations and warranties contained in clauses (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, (2) no Default exists or would result therefrom and (3) Availability equals or exceeds zero ($0).
(b)
All applicable fees and expenses as are due and payable in connection with the Incremental Facilities shall have been paid by the Borrowers.
(c)
(i) Upon the reasonable request of any Lender made at least ten (10) days prior to the Increase Effective Date, the Parent Borrower shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act, in each case at least five (5) days prior to the Increase Effective Date and (ii) at least ten (10) days prior to the Increase Effective Date, any Loan Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, shall have delivered, to each Lender that so requests, a Beneficial Ownership Certification in relation to such Loan Party.
(d)
The conditions to the making of an extension of credit set forth in Section 4.02 of the Credit Agreement, including, without limitation, timely receipt of a Committed Loan Notice, shall be satisfied or waived.
5.
Reaffirmation of Obligations. The Parent Borrower and each of the other Loan Parties, acknowledges and consents to all of the terms and conditions of this Agreement and the transactions contemplated by this Agreement and agrees and affirms that all of its obligations under the Loan Documents, including in the case of each Guarantor, its guarantee of the Obligations, continues to be in full force and effect and is hereby ratified and confirmed in all respects and that such obligations shall continue to be in full force and effect and are hereby confirmed and ratified in all respects, in each case, as modified hereby.
6.
Loan Document. The parties hereto agree that this Agreement is a Loan Document. Without limiting the foregoing, the provisions of Sections 10.04, 10.14(b), 10.14(c), 10.14(d), 10.15 and 10.17 of the Credit Agreement are hereby incorporated into this Agreement as if set forth herein in full.
7.
Governing Law. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

[Signature Pages Immediately Follow]

IN WITNESS WHEREOF, the Borrowers, the Guarantors, the New Lender, the Administrative Agent and the L/C Issuer have caused this Agreement to be executed by their officers thereunto duly authorized as of the date hereof.

FNLR OP LP, a Delaware limited partnership, on behalf of itself and each of the Designated Borrowers

By: FNLR GP LLC, a Delaware limited liability
company, its general partner

By: /s/ William Turner

Name: William Turner

Title: Authorized Signatory

[FNLR - New Lender Joinder Agreement (SMTB)]

FORTRESS NET LEASE REIT

By: /s/ William Turner

Name: William Turner

Title: Authorized Signatory

[FNLR - New Lender Joinder Agreement (SMTB)]

FNLR HOLDINGS LLC

FNLR PFG HOLDINGS LLC

SP HERN AVE ST. LOUIS MO, LLC

FNLR COMPOUNDS MATTER LLC

FNLR UNDER PRESSURE LLC

FNLR NON-FRICTION LLC

FNLR CIBM LLC

FNLR CHIPS ON THE TABLE LLC

FNLR 1SEA LLC

FNLR IBKY LLC

FNLR 1BAL LLC

FNLR 1NWB LLC

FNLR FFSC LLC

FNLR FUJI LLC

FNLR GOOD VIBRATIONS LLC

FNLR REX BANNER LLC

FNLR STEEL ROLLING LLC

FNLR URSA MINOR LLC

FNLR MSCU LLC

FNLR DEBUGGED LLC

FNLR OFCU LLC

FNLR NEED FOR SEED LLC

FNLR INCU LLC

FNLR JLCU LLC

FNLR BGSB LLC

FNLR PIPE DREAM LLC

FNLR COMPOUNDS MATTER TOO LLC

FNLR HSCU LLC

FNLR BFNB LLC

FNLR API LLC

FNLR 1SUM LLC

FNLR NSBC LLC

FNLR MVBB LLC

FNLR PINAFORE LLC

FNLR GOOD CHEMISTRY LLC

FNLR SFCU LLC

FNLR STRAIGHT SIX LLC,

each a Delaware limited liability company

By: /s/ William Turner

Name: William Turner

Title: Authorized Signatory

of each of the 37 entities listed above

[FNLR - New Lender Joinder Agreement (SMTB)]

FNLR BOMO LLC

FNLR FSBB LLC

FNLR HERE IN MY CAR LLC

FNLR EVEN FLOW LLC

FNLR DIRIGIBLE LLC

FNLR NEW METAL LLC

FNLR BNSB LLC

FNLR CSCU LLC

FNLR FLAVOR LLC

FNLR ION CHEYENNE LLC

FIG ION TIMBER LLC

FNLR ION NAMPA LLC

FNLR HOMER LLC

FNLR PBHZ LLC

FNLR MUD LLC

FNLR RWBC LLC

FNLR FORTUNA MAJOR LLC

FNLR DOWN THE DRAIN LLC,

each a Delaware limited liability company

By: /s/ William Turner

Name: William Turner

Title: Authorized Signatory

of each of the 18 entities listed above

[FNLR - New Lender Joinder Agreement (SMTB)]

FNLR EUROPEAN ASSET HOLDINGS LTD,

a private company limited by shares incorporated in England and Wales (Company Number 16904335)

By: /s/ Nicholas Paul Fegan

Name: Nicholas Paul Fegan

Title: Director

FNLR EUROPEAN ASSET SUBSIDIARY HOLDINGS LTD,

a private company limited by shares incorporated in England and Wales (Company Number 16904845)

By: /s/ Nicholas Paul Fegan

Name: Nicholas Paul Fegan

Title: Director

[FNLR - New Lender Joinder Agreement (SMTB)]

SUMITOMO MITSUI TRUST BANK, LIMITED, NEW YORK BRANCH, a Japanese banking corporation, as New Lender

By: /s/ Mario Barraza

Name: Mario Barraza

Title: Senior Director

[FNLR - New Lender Joinder Agreement (SMTB)]

ACKNOWLEDGED AND

CONSENTED TO:

BANK OF AMERICA, as Administrative Agent

By: /s/ Christopher Wilson

Name: Christopher Wilson

Title: Senior Vice President

[FNLR - New Lender Joinder Agreement (SMTB)]

INCREMENTAL REVOLVING INCREASE

ACKNOWLEDGED AND CONSENTED TO:

BANK OF AMERICA, as L/C Issuer

By: /s/ Christopher Wilson

Name: Christopher Wilson

Title: Senior Vice President

[FNLR - New Lender Joinder Agreement (SMTB)]